SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

13. SUBSEQUENT EVENTS

Between the period of March 31, 2023 to December 5, 2023, the Company bought back the founder shares issued to Greenpro Asia Strategic Fund SP (3,000,000 shares) and Greenpro Venture Capital Limited (5,000,000 shares) at USD 0.0001 per share and subsequently sold shares of common stock to 11 foreign parties, all of which do not reside in the United States. A total of 8,000,000 shares of restricted common stock were sold at a price of $0.0001 per share. The total proceeds to the Company amounted to a total of $800 went to the Company to be used as working capital.